SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2011
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 8.01 Other Events.
     On August 24, 2011, Waste Management, Inc. (the “Company”) commenced an underwritten public offering of $500,000,000 aggregate principal amount of its 2.60% Senior Notes due 2016 (the “Notes”) under the Company’s Registration Statement on Form S-3 (No. 333-162059) (the “Registration Statement”). The Notes, which will be fully and unconditionally guaranteed by the Company’s wholly owned subsidiary Waste Management Holdings, Inc. (“WM Holdings”), were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) entered into on August 24, 2011 among the Company and WM Holdings and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC. as representatives of the several underwriters set forth therein.
     The Underwriting Agreement includes the terms and conditions for the issuance and sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. Each of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, investment banking and commercial banking services for the Company, for which they have received or will receive customary fees and expense reimbursements.
     The Notes will be issued under an indenture dated as of September 10, 1997, between the Company and The Bank of New York Mellon Trust Company, N.A. (the current successor to Texas Commerce Bank National Association), as trustee (the “Indenture”). The terms of the Notes and the guarantee by WM Holdings will be set forth in an officer’s certificate of the Company (the “Officer’s Certificate”) delivered pursuant to the Indenture. Closing of the issuance and sale of the Notes is scheduled to occur on August 29, 2011.
     Copies of the Underwriting Agreement, the Indenture, the Officer’s Certificate and the guarantee agreement by WM Holdings are being filed as Exhibit 1.1, 4.1, 4.2 and 4.4 to this Form 8-K and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number
1.1
Underwriting Agreement dated August 24, 2011 by and among the Company, WM Holdings and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as representatives of the several Underwriters named therein.

4.1
Indenture dated September 10, 1997 by and between the Company and The Bank of New York Mellon Trust Company, N.A. (the current successor to Texas Commerce Bank National Association), as Trustee, relating to senior debt securities of the Company (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed September 24, 1997).

Exhibit
Number
4.2	Form of Officers’ Certificate delivered pursuant to Section 3.01 of the Indenture establishing the terms and form of the Notes.

4.3	Form of Note (included in Exhibit 4.2 above).

4.4	Form of Guarantee Agreement by WM Holding in favor of the holders of Waste Management, Inc.’s 2.60% Senior Notes due 2016.

5.1	Opinion of Baker Botts L.L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: August 29, 2011	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

1.1
Underwriting Agreement dated August 24, 2011 by and among the Company, WM Holdings and J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC as representatives of the several Underwriters named therein.

4.1
Indenture dated September 10, 1997 by and between the Company and The Bank of New York Mellon Trust Company, N.A. (the current successor to Texas Commerce Bank National Association), as Trustee, relating to senior debt securities of the Company (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed September 24, 1997).

4.2	Form of Officers’ Certificate delivered pursuant to Section 3.01 of the Indenture establishing the terms and form of the Notes.

4.3	Form of Note (included in Exhibit 4.2 above).

4.4	Form of Guarantee Agreement by WM Holding in favor of the holders of Waste Management, Inc.’s 2.60% Senior Notes due 2016.

5.1	Opinion of Baker Botts L.L.P.

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